UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2018

MICROSEMI CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-8866	95-2110371
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Enterprise, Aliso Viejo, California	92656
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code

(949) 380-6100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 22, 2018, Microsemi Corporation, a Delaware corporation (the “Company”), held a special meeting of the Company’s stockholders in Aliso Viejo, California (the “Special Meeting”). As of April 10, 2018, the Company’s record date for the Special Meeting, there were a total of 117,956,110 shares of common stock, par value $0.20 per share, (the “Microsemi common stock”) outstanding and entitled to vote at the Special Meeting. At the Special Meeting, 90,642,887 shares of Microsemi common stock were present or represented by proxy and, therefore, a quorum was present. The Company’s stockholders voted on three proposals, each of which was approved by the requisite vote of the Company’s stockholders. The final voting results for the proposals are set forth below.

Proposal 1: A proposal (the “Merger Proposal”) to adopt the Agreement and Plan of Merger, dated as of March 1, 2018, as it may be amended from time to time (the “Merger Agreement”), by and among the Company, Microchip Technology Incorporated, a Delaware corporation (“Microchip”), and Maple Acquisition Corporation, a Delaware corporation and wholly owned subsidiary of Microchip (“Merger Subsidiary”), which provides for the merger of Merger Subsidiary with and into the Company, with the Company surviving the merger as a wholly owned subsidiary of Microchip (the “Merger”).

For	Against	Abstain
90,210,990	283,923	147,974

Proposal 2: A proposal to approve, by non-binding, advisory vote, certain compensation arrangements for the Company’s named executive officers in connection with the Merger.

For	Against	Abstain
72,752,398	17,390,601	499,888

Proposal 3: A proposal to approve the adjournment of the Special Meeting from time to time, if necessary or appropriate, including to solicit additional proxies if there are insufficient votes at the time of the Special Meeting or any adjournment or postponement thereof to approve the Merger Proposal or in the absence of a quorum.

For	Against	Abstain
80,044,610	10,434,429	163,848

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICROSEMI CORPORATION (Registrant)

Date: May 22, 2018	By:	/s/ John W. Hohener
John W. Hohener Executive Vice President, Chief Financial Officer, and Treasurer